AGREEMENT

This AGREEMENT (this “Agreement”), dated February 28, 2012, by and among BlackPool Capital Group, LLC, a New York limited liability company (“Purchaser”), John Lewis (“Mr. Lewis”), Paige Lewis (“Mrs. Lewis”), JSL Investments LLC, a North Carolina limited liability company (“JSL”), Forest Garvin (“Mr. Garvin”), Garvin Strategic Capital, LLC, a North Carolina limited liability company (“GSC”), and Parks One, Inc. (the “Company”), a Nevada corporation.

RECITALS

WHEREAS, Purchaser desires to purchase and the Company desires to sell 200,000 shares (“Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), on and subject to the terms and conditions, including the agreements of JSL, Mr. Lewis, Mrs. Lewis, GSC and Mr. Garvin, herein set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants of the parties and other good and valuable consideration, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1. Definitions.  For purposes of this Agreement, the following terms shall have the respective meanings given below:

“Affiliate” means an affiliate as defined in Rule 405 under the Securities Act and includes any past and present Affiliate of a Person.

“Agreement” has the meaning set forth in the preamble hereto.

“Purchaser Indemnified Party” has the meaning set forth in Section 6.1(a).

“Purchaser” has the meaning set forth in the preamble hereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Debt” means, with respect to the Company, (a) all obligations for borrowed money or funded indebtedness, whether or not contingent (including without limitation, all principal, interest, premiums, penalties, fees, expenses, indemnities, and breakage costs); (b) any indebtedness evidenced by any note, bond, debenture or other debt security; (c) all obligations for the deferred purchase price of property or services other than those incurred in the ordinary course of business; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all indebtedness of others referred to in clauses (a) through (d) above guaranteed directly or indirectly in any manner by the Company; and (f) all indebtedness referred to in clauses (a) through (d) above secured by (or for which the holder of such Company Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by the Company, even though the Company has not assumed or become liable for the payment of such Company Debt.

“Company” has the meaning set forth in the preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” has the meaning set forth in Section 3.6©.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any government or quasi-governmental organization or political subdivision, whether federal, state, local, municipal or foreign, or any agency, bureau, commission, court, agency, commission, department, official, political subdivision, tribunal, arbitration panel or other or instrumentality of any such organization or subdivision, or any federal, state, local or foreign court or arbitrator.

“JSL Note(s)” means one or more promissory note made in favor of JSL through December 31, 2011 in the aggregate principal amount of $46,860 which principal amount has accrued interest of $8,540 through said date.

“Liens” means any claims, liens, charges, restrictions, options, preemptive rights, mortgages, hypothecations, assessments, pledges, encumbrances or security interests of any kind or nature whatsoever.

“Losses” has the meaning set forth in Section 4.1(b).

“Material Adverse Effect” means a material adverse effect on: (i) the assets, liabilities, results of operations, condition (financial or otherwise) or business of the Company; or (ii) the ability of the Company to perform its obligations hereunder.

“Party” means each Person that is a party to this Agreement and “Parties” means all such Persons collectively.

“Permits” means any license, permit, franchise, authorization, certificate of authority, qualification, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

“Person” means any natural person, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, entity or government (whether federal, state, county, city or otherwise, including, but not limited to, any instrumentality, division, agency or department thereof).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 3.3(e)(i).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning set forth in the recitals hereto.

“Tax Returns” means returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

“Tax” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto).

(1)

ARTICLE 2

AGREEMENTS OF THE PARTIES

2.1. Agreements of Purchaser. In reliance upon the representations and warranties of Company and the agreements of JSL, Mr. Lewis, Mrs. Lewis, GSC and Mr. Garvin contained herein and on the terms and conditions herein set forth, the Purchaser:

(a) hereby purchases the Shares for an aggregate purchase price of $20.00, which sum is being paid by check delivered with this Agreement;

(b)  agrees to pay all costs and expenses of any kind or nature to be incurred by the Company after the date hereof in connection with its operations generally, including all Taxes, state corporate fees and all costs and expenses the Company will incur in connection with satisfying its obligations under the Exchange Act;

(c) agrees to actively engage in the identification of and negotiation with an operating company with which this Company will merge or acquire and to pay all costs and expenses that may be incurred in connection with such activities;

(d) agrees to do all such acts and things as may be reasonably required by Mr. Lewis and within the time requested, to permit him to prepare and file reports and other documents under the Exchange Act in a timely manner; and

(e) agrees not to seek any contribution of capital from any other stockholder or Affiliate of the Company with respect to any matter after Mr. Lewis pays all costs and expenses incurred by the Company in connection with the preparation and filing of its Quarterly Report on Form 10-Q for the period ended December 31, 2011.

2.2. Agreements of JSL, Mr. Lewis and Mrs. Lewis.

(a) JSL hereby transfers, assigns and contributes to the capital of the Company all amounts due under the JSL Note(s) and releases and forever discharges the Company from any and all obligations of the Company of any kind or nature thereunder and for any and all other liabilities the Company may owe to JSL for any reason, whether under the JSL Note(s) or otherwise. JSL is delivering with this Agreement the originally executed JSL Note(s) imprinted with the word “VOID” on each page thereof and initialed to evidence its intention to cancel the JSL Note(s) and hereby irrevocably instructs the Company to cancel the JSL Note(s). The Parties acknowledge and confirm that upon and as of the date hereof, (i) the JSL Note(s) shall be deemed cancelled, JSL shall have no rights under or interest in the JSL Note(s) and the JSL Note(s) shall be of no further force or effect and (ii) the Company shall have no obligations to JSL or any of its Affiliates for any amounts that may otherwise be due to JSL or to any successor, Affiliate, assign, agent or representative of any them.

(b) JSL hereby returns to the Company 600,000 shares of Common Stock (the “JSL Cancelled Shares”) and irrevocably instructs the Company to cancel the JSL Cancelled Shares such that on and after the date hereof the JSL Cancelled Shares will no longer be outstanding and neither JSL nor any of its Affiliates, successors or assigns shall have any interest in or rights to the JSL Cancelled Shares whatsoever. In the event that the JSL Cancelled Shares are not held by JSL in certificated form, the agreements of JSL made in this Section 2.2(b) shall be effective to cancel the JSL Cancelled Shares and shall be enforceable against JSL in all respects.

(c) Each of Mr. Lewis and Mrs. Lewis, on behalf of themselves and JSL and their respective Affiliates, heirs, successors or assigns, hereby forever relinquishes any right, title or interest in and to the JSL Cancelled Shares and the JSL Note(s) and covenants and agrees not assert any claim of any right, title or interest in and to the JSL Cancelled Shares or the JSL Note(s) or any amount which may have been due thereunder.

(d) Mr. Lewis agrees to continue to serve as the president and sole director of the Company for a period of eighteen months following the date of this Agreement, to do all such things and take all such acts consistent with such positions and to prepare and file all reports and documents required to be filed by the Company under the Exchange Act.

(e) In his capacity as the president and a director of the Company, Mr. Lewis shall use reasonable commercial efforts to operate the Company in compliance with all material laws and regulations to which the Company is or becomes subject.

(f) In his capacity as the president and a director of the Company, Mr. Lewis shall not, without obtaining the prior written consent of the holders of all outstanding shares of capital stock of the Company, (i) amend the Company’s Articles of Incorporation or Bylaws; (ii) issue, sell or grant any right or option to purchase any securities of the Company; (iii) declare or make any payment of dividends or distributions of any assets of any kind whatsoever or purchase or redeem, or agree to purchase or redeem, any of its capital stock; (iv) borrow or agree to borrow any funds or incur, or become subject to, any material obligation or liability (whether absolute or contingent); (v) pay or agree to pay any material obligations or liabilities (whether absolute or contingent); (vi) sell or transfer, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; (vii) make or permit any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; (viii) waive any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (ix) appoint any Person to serve on the Company’s behalf in any capacity (other than existing legal and accounting professionals); (x) make any material change in its method of management, operation, or accounting; (xi) enter into any transactions or agreements of any kind or nature; (xii) make any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (xiii) increase the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees; (xiv) make any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees; (xv) resign from any position he now holds with the Company for a period of eighteen months after the date of this Agreement; or (xvi) take any steps that would result in the suspension of the Company’s duty to file reports under the Exchange Act.

(e) Promptly after the date hereof, Mr. Lewis agrees to satisfy and discharge all obligations of the Company in connection with the preparation and filing of the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2011 (to the extent not already satisfied), a true and complete list of which are set forth on Schedule 2.2(e) attached hereto.

2.3. Agreements of Mr. Garvin and GSC.

(a) GSC hereby returns to the Company 300,000 shares of Common Stock (the “GSC Cancelled Shares”) and irrevocably instructs the Company to cancel the GSC Cancelled Shares such that on and after the date hereof the GSC Cancelled Shares will no longer be outstanding and such that neither GSC nor any of is Affiliates, successors or assigns shall have any interest in the GSC Cancelled Shares whatsoever. In the event that the GSC Cancelled Shares are not held by GSC in certificated form, the agreements of GSC made in this Section 2.3 shall be effective to cancel the GSC Cancelled Shares and shall be enforceable against GSC in all respects.

(c) Mr. Garvin, on behalf of himself and GSC and their respective heirs, successors or assigns, hereby forever relinquishes any right, title or interest in and to the GSC Cancelled Shares and covenants and agrees not assert any claim of any right, title or interest in and to the GSC Cancelled Shares.

2.4. Further Assurances. After the date of this Agreement, each of the Parties agrees that it shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein, including executing all documents and taking such other actions as another Party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

(2)

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of Mr. Lewis, Mrs. Lewis and JSL.  Mr. Lewis, Mrs. Lewis and JSL hereby represent, warrant and covenant with and to Purchaser, jointly and severally, as follows:

(a) Title to JSL Note(s). JSL has good, valid and marketable title to the JSL Note(s), free and clear from all security interests or encumbrances of any kind or nature. JSL has not assigned, pledged, hypothecated, granted any interest in or right to acquire or otherwise encumbered all or any portion of its interest in the JSL Note(s).

(b) Title to JSL Cancelled Shares. Immediately prior to the execution of this Agreement, JSL owned all of the JSL Cancelled Shares registered in its name, of record and beneficially, free and clear of all liens, claims, charges, security interests and encumbrances of any kind whatsoever. JSL has sole control over the JSL Cancelled Shares or sole discretionary authority over any account in which they are held. No person has any option or right to purchase or otherwise acquire the JSL Cancelled Shares, whether by contract of sale or otherwise, nor is there a “short position” as to the JSL Cancelled Shares.

(c) No Obligations. After the date of this Agreement, the Company will not be indebted to any of Mr. Lewis, Mrs. Lewis or JSL and none of said Persons will assert any claim for money owed or for the satisfaction of any other obligation of the Company.

(d) Each of Mr. Lewis, Mrs. Lewis and JSL has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Mr. Lewis, Mrs. Lewis and JSL and constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

3.2.  Representations and Warranties of Mr. Garvin and GSC. Mr. Garvin and GSC hereby represent, warrant and covenant with and to Purchaser, jointly and severally, as follows:

(a) Immediately prior to the execution of this Agreement, GSC owned all of the GSC Cancelled Shares registered in its name, of record and beneficially, free and clear of all liens, claims, charges, security interests and encumbrances of any kind whatsoever. Mr. Garvin has sole control over the GSC Cancelled Shares or sole discretionary authority over any account in which they are held. No person has any option or right to purchase or otherwise acquire the GSC Cancelled Shares, whether by contract of sale or otherwise, nor is there a “short position” as to the GSC Cancelled Shares.

(b) No Obligations. After the date of this Agreement, the Company will not be indebted to either Mr. Garvin or GSC and neither of said Persons will assert any claim for money owed or for the satisfaction of any other obligation of the Company.

(c) Each of Mr. Garvin and GSC has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Mr. Garvin and GSC and constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

3.3.  Representations and Warranties of the Company. The Company hereby represents, warrants and covenants with and to Purchaser as follows:

(a) Organization and Qualification of the Company.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has the corporate power to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifications to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a Material Adverse Effect.

(b) Corporate Authority. The Company has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and represents the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

(c) Subsidiaries.  The Company does not have, directly or indirectly, any ownership in any Person.

(d) Capital Stock.

(i) The Company is authorized to issue 100,000,000 shares of Common Stock, of which 1,000,000 shares of Common Stock were outstanding immediately prior to the execution of this Agreement and 300,000 are outstanding after giving effect to the transactions contemplated by this Agreement, and 10,000,000 shares of blank check preferred stock, par value $0.0001 per share, none of which have been designated or are outstanding.  All issued and outstanding shares of Common Stock are legally issued, fully paid and non-assessable and were not issued in violation of the preemptive or other rights of any person or entity.  No shares of any capital stock of the Company are reserved for issuance upon the exercise of outstanding options or warrants to purchase any capital stock or other equity-linked securities of the Company.  All outstanding shares of capital stock have been issued in compliance with all applicable securities laws and regulations.

(ii) There are no equity securities or other ownership interests of any class of any equity security of the Company, or any securities exchangeable or convertible into or exercisable for such equity securities or other ownership interests, issued, reserved for issuance or outstanding.   There are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.  Except as provided by this Agreement, there is no plan or arrangement to issue any securities of the Company.

(iii) There are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the Company is a party or by which the Company is bound with respect to any equity security of any class of the Company, and there are no agreements to which the Company is a party which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

(3)

ARTICLE 3

REPRESENTATIONS AND WARRANTIES (Con’t)

(e) SEC Filings; Financial Statements.

(i) The Company has made available to Purchaser a correct and complete copy, or there has been available on the EDGAR system maintained by the SEC, copies of each report, registration statement and definitive proxy statement filed by the Company with the SEC since the date of its inception (the “SEC Reports”), which are all the forms, reports and documents filed by the Company with the SEC since its inception.  As of their respective dates, the SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) The Company is subject to the reporting and filing requirements of the Exchange Act.  The Company is not aware of any deficient or outstanding filings or unresolved staff comments with the SEC as of the date of this Agreement in connection with any of its filing requirements.

(iii) Each set of financial statements (including, in each case, any related notes thereto) contained in the SEC Reports (collectively, the “Financial Statements”) comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect.

(iv) As of the date of all balance sheets included in the SEC Reports, except as and to the extent reflected or reserved against therein, the Company had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of the Company, in accordance with GAAP.  All statements of operations, stockholders’ equity and cash flows included in the SEC Reports reflect fairly the information required to be set forth therein by GAAP.

(v) The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(f) Exchange Act Compliance.  The Company is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act.  All of the SEC Reports have been filed on a timely basis or have received a valid extension of such time of filing and have filed any such SEC Reports prior to the expiration of any such extension.

(g) Absence of Undisclosed Liabilities.  The Company does not have any material debts, liabilities or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, perfected, inchoate, unliquidated or otherwise and whether due or to become due) arising out of transactions entered into at or prior to the date of this Agreement, or any transaction, series of transactions, action or inaction at or prior to the date hereof, or any state of facts or condition existing at or prior to the date of this Agreement (regardless of when such liability or obligation is asserted), including liabilities or obligations on account of Taxes or governmental charges or penalties, interest or fines thereon or in respect thereof, except for liabilities specifically delineated on the SEC Reports. Set forth on Schedule 3.3(g) attached hereto is a true and complete list of all ongoing expenses of the Company (other than expenses or costs to be incurred in connection with the preparation and filing of reports under the Exchange Act).

(h) Absence of Certain Changes or Events.  Since the date of the Company’s December 31, 2011 balance sheet included in the SEC Reports:

(i) There has not been a Material Adverse Effect;

(ii) The Company has not: (A) amended its Articles of Incorporation or Bylaws; (B) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (C) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (D) made any material change in its method of management, operation, or accounting; (E) entered into any transactions or agreements of any kind or nature; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (F) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees; or (G) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(iii) The Company has not: (A) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (B) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent); (C) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (D) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; (E) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; or (F) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(iv) The Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

(i) Material Contracts.

(i) The Company is not a party to or bound by, and its assets and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral;

(ii) The Company is not a party to or bound by, and the properties of the Company are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company;

(iii) The Company is not a party to any oral or written (A) contract for the employment of any officer or employee; (B) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (C) agreement, contract, or indenture relating to the borrowing of money, (D) guaranty of any obligation, other than one on which the Company is a primary obligor all of which are reflected in the Company balance sheet, for the borrowing of money or otherwise; (E) collective bargaining agreement; or (F) agreement with any present or former employee, officer or director of the Company; and

(iv) (A) there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, five percent (5%) or more of the issued and outstanding capital stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof; (B) no officer, director or five percent (5%) shareholder of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company; and (C) the Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

(v) The Company is not in default in any respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

(j) Licenses and Permits.  The Company holds all Permits that are legally required or necessary or material for the current conduct, ownership, use, occupancy or operation of the business of the Company.  The Company is in compliance in all material respects with such Permits, all of which are in full force and effect, and the Company has not received any notices (written or oral) to the contrary.

(4)

ARTICLE 3

REPRESENTATIONS AND WARRANTIES (Con’t)

(k) Noncontravention.  Neither the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated herein, nor compliance by the Company with any of the provisions hereof, will (i) conflict with or result in a breach of any provisions of the Company’s Articles of Incorporation or Bylaws, (ii) constitute or result in the breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation or imposition of a Lien upon any outstanding shares of capital stock of the Company, pursuant to any contract, franchise, license agreement, agreement, arrangement, debt instrument or other commitments or instruments to which the Company is a Party, (iii) require a filing with or a Permit from any Governmental Authority, or (iv) violate any order or law applicable to the Company or any of the property or assets of the Company.  No consent is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

(l) Title to Property.  The Company does not own or lease any real property or personal property.  There are no options or other contracts under which the Company has a right or obligation to acquire or lease any interest in real property or personal property.

(m) Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened by or against the Company, or affecting the Company or the properties of the Company, at law or in equity, before any court or other Governmental Authority, domestic or foreign, or before any arbitrator of any kind.

(n) Compliance with Laws and Regulations. The Company has complied with all applicable statutes and regulations of any federal, state or other applicable Governmental Authority. No authorization, approval, consent or order of, or registration, declaration or filing with, any court or other Governmental Authority is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

(o) Intellectual Property.  The Company does not own, license or otherwise have any right, title or interest in any intellectual property.

(p) Employees; Employee Benefit Plans.  Except as disclosed in the SEC Reports, the Company has not had since its inception had, and does not currently have, any employees, officers, directors, agents or consultants.  The Company maintains no employee benefit plans or programs of any kind or nature.

(q) Taxes.  The Company has no liabilities with respect to the payment of any federal, state, county, local or other Taxes (including any deficiencies, interest or penalties), except for Taxes accrued but not yet due and payable.  All Taxes due and payable by the Company have been paid in full or reserved for in the Financial Statements.  The Company has timely filed all federal, state, county, local and foreign tax returns which it is required to have filed, and such returns are complete and correct in all material respects.  Any deficiencies proposed as a result of any governmental audits have been paid or settled, and there are no present disputes as to Taxes payable by the Company.

(r) Company Debt.  Set forth on Schedule 3.3(r) attached hereto is a true and complete list of all Company Debt including the amount of principal and unpaid interest outstanding under each instrument evidencing such Company Debt as of the date hereof and a description of the collateral, if any, securing such Company Debt.

(s) Insurance Policies.  The Company does not hold or maintain, nor is the Company obligated to hold or maintain, any insurance on behalf for itself or its assets or for any officer, director, employee or stockholder of the Company. The Company has not been denied insurance since its inception.

(t) Bank Accounts; Power of Attorney.  Set forth on Schedule 3.3(t) attached hereto is a true and complete list of: (i) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by the Company within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of the Company and (ii) all safe deposit boxes and other similar custodial arrangements maintained by the Company within the past twelve (12) months. The Company has not granted any Person any power of attorney authorizing anyone to act on behalf of the Company with respect to any matter, other than its officers and directors.

(u) Solvency.  The Company has not: (i) made a general assignment for the benefit of creditors; (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (v) admitted in writing its inability to pay its debts as they come due; or (vi) made an offer of settlement, extension or composition to its creditors generally.

(v) No Misrepresentation.  The information concerning the Company set forth in this Agreement, including the representations and warranties set forth in this Agreement or in any of the certificates, schedules, lists, documents, exhibits, or other instruments delivered, or to be delivered, to the Purchaser as contemplated by any provision hereof, is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

(w) Brokers.  No broker, finder or similar agent has been employed by or on behalf of any Party, and no Person with which Mr. Lewis, Mrs. Lewis, JSL, Mr. Garvin, GSC or the Company has had any dealings or communications of any kind is entitled to any brokerage commission or finder’s fee in connection with this Agreement or the transactions contemplated hereby.

(5)

ARTICLE 3

REPRESENTATIONS AND WARRANTIES Con’t.

3.4. Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to Mr. Lewis, Mrs. Lewis, JSL, Mr. Garvin, GSC and the Company as of the date hereof as follows:

(a) Organization.  Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of New York.

(b) Authorization.  Purchaser has full power, right and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation, enforceable against Purchaser in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).  No permits, approvals or consents of or notifications to (x) any Governmental Authorities or (y) any other Persons are necessary in connection with the execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby.

(c) Noncontravention.  The execution, delivery and performance of this Agreement by Purchaser will not violate and conflict with, or result in the breach of any of the terms, conditions, or provisions of Purchaser’s certificate of formation or operating agreement or of any contract, agreement, mortgage, or other instrument or obligation of any nature to which Purchaser is a party or by which Purchaser is bound.

(d) No Misrepresentation.  None of the representations and warranties of Purchaser set forth in this Agreement contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE 4

INDEMNIFICATION

4.1. Indemnification.

(a) From and after the date of this Agreement, Mr. Lewis agrees to indemnify, defend, save and hold harmless Purchaser and its respective Affiliates, and their respective directors, officers, shareholders, employees and agents (each, a “Purchaser Indemnified Party”), from and against any and all loss, liability, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of any party to this Agreement or any third-party claims, including interest, reasonable attorneys’, consultants’ and experts’ fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (individually and collectively, the “Losses”) sustained or incurred by any Purchaser Indemnified Party relating to, resulting from, based upon or arising out of any breach of any representations or warranties of Mr. Lewis, Mrs. Lewis, JSL, Mr. Garvin, GSC or the Company set forth in Article 3; provided, however, that the Company shall not be liable for any portion of any Loss(es) resulting from a breach by Purchaser of any of its obligations under this Agreement or from Purchaser’s gross negligence, fraud or willful misconduct.

(b) From and after the date of this Agreement, Purchaser agrees to indemnify, defend, save and hold harmless Mr. Lewis, Mrs. Lewis, Mr. Garvin, JSL and GSC and their respective heirs, Affiliates, and their respective directors, officers, shareholders, employees and agents (each, a “Company Indemnified Party”), from and against any and all Losses sustained or incurred by any Company Indemnified Party relating to, resulting from or arising out of any breach of the representations of Purchaser set forth in Article 4; provided, however, that  Purchaser shall not be liable for any portion of any Loss(es) resulting from a breach by the Company of any of its obligations under this Agreement or from the Company’s gross negligence, fraud or willful misconduct.

(c) Notwithstanding anything herein to the contrary, in no event shall the aggregate indemnity obligations hereunder of Purchaser to the Company Indemnified Parties exceed Fifty Thousand Dollars ($50,000).

4.2. Remedies.  The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate.  As such, the Purchaser, Mr. Lewis, Mrs. Lewis, JSL, Mr. Garvin, GSC and the Company agree that if any party fails or refuses to fulfill any of its respective obligations under this Agreement or to make any payment or deliver any instrument required hereunder, then the other such party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such other party might be entitled.

4.3. Survival.  The representations and warranties of the Parties shall survive indefinitely.  With respect to the covenants and agreements contained in this Agreement that contemplate performance after the date hereof (including the provisions of this Article 4), such obligations shall survive until the expiration of the applicable statute of limitations.

(6)

ARTICLE 5

MISCELLANEOUS

5.1. Notices, Consents, etc.  Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (i) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (ii) hand delivery; (iii) facsimile transmission; (iv) by email or (e) overnight courier service, to the parties at the following addresses or facsimile numbers:

(a) If to Mr. Lewis, Mrs. Lewis, JSL, Mr. Garvin or GSC:

[Name of Party]

11109 Oak Pond Circle

Charlotte, North Carolina 28277

Tel:      (704) 846-4546

Fax:     (704) 916-2083

Email: john_s_lewis@yahoo.com

(b) If to Purchaser: BlackPool Capital Group, LLC

575 Madison Avenue, Tenth Floor

New York, New York 10022

Attn: Nelson Shapiro

Tel: (212) 537-9238

Fax: (888) 844-1847

Email: nshapiro@theblackpoolgroup.com

or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section 6.1.  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (i) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (ii) in the case of a notice delivered by hand, when personally delivered; (iii) in the case of a notice sent by facsimile or email, upon transmission, upon evidence of delivery; and (iv) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

5.2. Public Announcements.  No party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.  To the extent reasonably feasible, any press release or other announcement or notice regarding the transactions contemplated by this Agreement shall be made jointly by the parties.

5.3           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, in the State of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.4. Severability.  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

5.5. Amendment and Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

5.6. Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

5.7. Headings.  The subject headings of Articles and Sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

5.8. Assignment.  This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.  This Agreement will not be assignable or delegable by either party without the prior written consent of the other party.

5.9. Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

5.10. Third Parties.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

[Signature page follows]

(7)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:	COMPANY:
BLACKPOOL CAPITAL GROUP, LLC	PARKS ONE, INC.

By:	By:
Name: Nelson Shapiro	Name: John S. Lewis
Title: Managing Member	Title: President

JOHN S. LEWIS	FOREST GARVIN

PAIGE LEWIS

JSL INVESTMENTS LLC	GARVIN STRATEGIC CAPITAL, LLC

By:	By:
Name: John S. Lewis	Name: Forest Garvin
Title: Managing Member	Title: Managing Member